As at December 31, 2021, the Company is exposed to currency risk on the following financial assets and liabilities denominated in US Dollars (“USD”) and British Pounds (“GBP”). The sensitivity of the Company’s net earnings due to changes in the exchange r (Details)
Dec. 31, 2021 CAD ($)
Cash	$ 13,813,058
Cash	0
Cash	13,813,058
Accounts payable and accrued liabilities	(76,178)
Accounts payable and accrued liabilities	(143,900)
Accounts payable and accrued liabilities	(220,078)
Net exposure	13,736,880
Net exposure	(143,900)
Net exposure	13,592,980
Effect of +/- 10% change in currency	1,373,688
Effect of +/- 10% change in currency	$ (14,390)